SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2003

FORTUNE FINANCIAL, INC.
(Debtor-in-possession as of February 28, 2003)
(Exact Name of registrant as Specified in its Charter)

Florida	000-6764	59-1218935
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Executive Way
Suite 210
Ponte Vedra Beach, Florida 32082
(Address of Principal Executive Offices)

(904) 285-1747
Registrant’s telephone number, including area code

N/A
(Former Name or Former Address, if Changed Since Last Report)

Item 3. Bankruptcy or Receivership

As previously reported on a Form 8-K filed on March 12, 2003, Fortune Financial, Inc. (“Fortune”) filed a voluntary petition under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”) with the United States Bankruptcy Court for the Middle District of Florida, Jacksonville Division (the “Court”) on February 28, 2003 (the "Filing Date"). The petition was designated as Case Number 03-2026-3F1. From the Filing Date until February 24, 2004, Fortune continued to operate its business and manage its properties as debtor in possession, pursuant to sections 1107 and 1108 of the Bankruptcy Code.

Fortune filed the Debtor's Plan of Reorganization (the "Plan") of Fortune and Debtor's Disclosure Statement (the “Disclosure Statement”) with the Court on June 27, 2003. On October 2, 2003, Fortune filed the Debtor’s Amended Plan of Reorganization (the “Amended Plan”). The Plan and Amended Plan both provided for the cancellation of all of Fortune’s common and preferred stock on the confirmation date.

On November 8, 2003, the Court entered an order finding that the Disclosure Statement contained adequate information and set a Court hearing for January 22, 2004 to consider confirmation of the Amended Plan. Ballot packages were sent to all creditors and equity holders on November 20, 2003. All ballots were due on or before December 18, 2003. Because the Amended Plan did not provide for any recovery or distributions for equity holders and cancelled the existing shares, equity holders were deemed to have voted against the Amended Plan and were not required or entitled to vote.

The creditors accepted the Amended Plan, but by operation of law as discussed above, the existing shareholders rejected the Amended Plan. In anticipation of such event, on November 19, 2003, Fortune filed Debtor's Motion to Cramdown Class 2 Interests Pursuant to 11 U.S.C. § 1129(b)(1) and (2)(c) (the "Cramdown Motion"). By the Cramdown Motion, Fortune sought to "cramdown" the existing shareholders because Fortune believed existing equity securities, including its preferred and common stock, had and would have no value under the Amended Plan. Fortune believed this to be true because the value of Fortune (believed to be less than $2,100,000) was considerably less than the claims against Fortune (believed to be more than $12,400,000). The Cramdown Motion also was set for hearing in the Court on January 22, 2004.

On January 9, 2004, Fortune filed the Debtor's Second Amended Plan of Reorganization (the "Second Amended Plan"). Like the Plan and the Amended Plan, the Second Amended Plan provided for the cancellation of all of Fortune's common and preferred stock on the confirmation date. On January 9 and 12, 2004, the Second Amended Plan was sent to all creditors and equity holders. On January 22, 2004, the Court orally approved the Second Amended Plan and granted the Cramdown Motion. The Court's rulings were embodied in the Court's January 30, 2004 Order Conditionally Confirming Debtor's Second Amended Plan of Reorganization, Granting Debtor's Motion to Cramdown Class 2 Interests, Granting Motion to Permit Late Filed Ballots and Permitting Unsecured Creditors to Change Election of Cash and/or Equity (the "Conditional Order"). On February 24, 2004, the Court entered its Order Confirming Debtor's Second Amended Plan of Reorganization (the "Confirmation Order"). A copy of the Second Amended Plan, as confirmed by the Court in the Confirmation Order, is attached as Exhibit 99.1 and incorporated herein by reference.

Immediately prior to the Confirmation Order, Fortune had approximately 7,467,542 shares of common stock and no shares of preferred stock (assuming the rescissions claimed by Mid-Ohio Securities Corp. FBO R. Lee Smith, Hawkeye, Inc. and The Crown Group, Inc. or its successor were effective) issued and outstanding. The Confirmation Order, in accordance with the Second Amended Plan (i) provided that all of Fortune's pre-existing common and preferred stock is cancelled and rendered null and void and shall receive no distribution, and (ii) provided for unsecured creditors to receive, in full satisfaction of their claims, at their election, their pro-rata share of (A) 100% of the new capital stock in the reorganized Fortune (one share per $100 of debt rounded to the nearest $100), (B) 100% of the liquidation value of the existing assets of Fortune, in cash, or (C) a combination of (A) and (B). Pursuant to the Confirmation Order, all of the issued and outstanding new capital stock of Fortune, 35,587 shares, is now held by four shareholders. The Confirmation Order requires pre-existing Fortune stockholders to return their shares to Fortune at the address shown on page 1 of this Form 8-K.

The bankruptcy case is now essentially complete and Fortune will seek a Final Decree from the Court closing the case shortly.

Item 5. Other Events

On February 20, 2004, Fortune submitted to the Court its required Monthly Financial Report for the period from January 1, 2004 to January 31, 2004 (the “Report”). A copy of the Report as filed with the Court (without exhibits) is attached as Exhibit 99.2 and incorporated herein by reference. The Report is the last one required by the Court and no other such reports will follow.

The data and information contained in the Report is presented in a form prescribed by the Bankruptcy Code and for a period shorter or otherwise different than is required for reports filed pursuant to the Securities Exchange Act of 1934. Such information was not audited or reviewed by independent accountants and is subject to future adjustment and reconciliation. The Report was not prepared for the purpose of providing a basis for an investment decision in Fortune's common or preferred stock or debt. Fortune cautions investors that an investment in any of its securities is highly speculative as the stock was cancelled by operation of the events described above.

Complete copies of Fortune's informational filings made with the Court, including the Report, the Cramdown Motion, the Plan, the Amended Plan, the Second Amended Plan, the Disclosure Statement, the Conditional Order, and Confirmation Order are available to the public at the office of the Clerk of the Bankruptcy Court, 300 North Hogan Street, Suite 3-350, Jacksonville, Florida 32202. The main telephone number for the Clerk's office in Jacksonville is (904) 232-2852. The complete Report, as well as the Cramdown Motion, the Plan, the Amended Plan, the Second Amended Plan, the Disclosure Statement, the Conditional Order, and Confirmation Order can be ordered by calling Judicial Research and Retrieval Services, Inc. at (904) 356-9110.

Item 7. Financial Statements and Exhibits

(c) Exhibits

	Exhibit Number	Description
	99.1	Order Confirming Debtor's Second Amended Plan of Reorganization (attaching Debtor's Second Amended Plan of Reorganization).

99.1	Monthly Financial Report of the period from January 1,
2004 to January 31, 2004, as filed with the United States
Bankruptcy Court for the Middle District of Florida,
Jacksonville Division, in Jacksonville, Florida on February
20, 2004, excluding exhibits.

Signature

In view of the cancellation of the stock, this report shall be the final report. Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORTUNE FINANCIAL, INC.

Date: March 16, 2003	By: /s/ J. JOHN WORTMAN
J. John Wortman
President and CEO

EXHIBIT INDEX

Exhibit Number	Description
99.1	Order Confirming Debtor's Second Amended Plan of Reorganization (attaching Debtor's Second Amended Plan of Reorganization).

99.2	Monthly Financial Report of the period from January 1, 2004 to January 31, 2004, as filed with the United States Bankruptcy Court for the Middle District of Florida, Jacksonville Division, in Jacksonville, Florida on February 20, 2004, excluding exhibits.